UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12
PACIFIC LIFE FUNDS
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies: N/A

2)	Aggregate number of securities to which transaction applies: N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)	Proposed maximum aggregate value of transaction: N/A

5)	Total fee paid: N/A

☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid: N/A

2)	Form, Schedule or Registration Statement No.: N/A

3)	Filing Party: N/A

4)	Date Filed: N/A

(Pacific Life Funds Logo)
700 Newport Center Drive
Newport Beach, CA 92660
February 4, 2008
Dear Shareholder:
      We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of the PL Portfolio Optimization Funds of Pacific Life Funds (the “Trust”). The meeting is scheduled to be held at 9 a.m. Pacific time on March 25, 2008 at the offices of Pacific Life Fund Advisors LLC (“PLFA”), located at 700 Newport Center Drive, Newport Beach, California 92660.
      The purpose of the meeting is to seek your approval regarding an advisory fee change for the PL Portfolio Optimization Funds, which is part of a fee restructuring of Pacific Life Funds. The restructuring will result in the same total fees and expenses borne directly or indirectly by shareholders of the PL Portfolio Optimization Funds.
      The Trust’s Board of Trustees recommends that shareholders vote IN FAVOR of the proposal.
      Your vote is important—please vote! We need your positive vote to implement these changes, which we believe are beneficial to shareholders.
      More specifically, we are seeking your approval to:

•	Implement an annual advisory fee of 0.20% of each PL Portfolio Optimization Fund’s average daily net assets. Upon implementing the new advisory fee, the Trust will implement the following fee reductions and expense cap:

•	A 0.20% decrease in the annual advisory fee paid to PLFA that is applied to the average daily net assets for each of the underlying Pacific Life Funds in which the PL Portfolio Optimization Funds invest;

•	A 0.05% decrease in the annual administration fee that is applied to the average daily net assets of each of the PL Portfolio Optimization Funds and each of the underlying Pacific Life Funds. This fee is paid to the Trust’s administrator for providing or procuring certain administrative, transfer agency, and certain shareholder services for the funds;

•	An extension of contractual expense caps through June 30, 2009 for the PL Portfolio Optimization Funds and the underlying Pacific Life Funds. Under the expense cap agreement, PLFA or its affiliates pays for certain expenses to help maintain the Trust’s total expenses at a lower level; and

•	An additional 0.20% decrease in the annual advisory fee paid to PLFA that is applied to the average daily net assets for the PL Small-Cap Growth Fund.

      We expect that the new fee structure will provide more transparency to shareholders and a fund structure similar to others in the industry, which will facilitate shareholders’ evaluation of the Trust.
      We appreciate your participation and prompt response in this matter. Thank you for your continued support.

Sincerely,

(-s- James T. Morris )
James T. Morris

Chief Executive Officer & Chairman of the Board of Trustees

Pacific Life Funds

PACIFIC LIFE FUNDS
700 Newport Center Drive
Newport Beach, CA 92660
Notice of Special Meeting of Shareholders
on
March 25, 2008
To Shareholders:
      A special meeting of the shareholders of the PL Portfolio Optimization Funds* (each a “Portfolio Optimization Fund” and collectively, the “Portfolio Optimization Funds”) of Pacific Life Funds (the “Trust”) is scheduled to be held on the 25th day of March, 2008 at 9 a.m. Pacific time (the “Meeting”), at the offices of Pacific Life Fund Advisors LLC (“PLFA”) at 700 Newport Center Drive, Newport Beach, CA 92660, for the following purposes:

(1)	To amend the fee schedule to the Investment Advisory Agreement relating to the Portfolio Optimization Funds to implement an annual advisory fee of 0.20% of average daily net assets of each Portfolio Optimization Fund, which, upon implementation of the new advisory fee will be accompanied by: (i) an equivalent decrease in the annual advisory fee paid by each of the underlying Pacific Life Funds of the Trust in which the Portfolio Optimization Funds currently invest; (ii) a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily net assets of each of the Portfolio Optimization Funds and each of the underlying Pacific Life Funds; (iii) an extension of contractual expense caps through June 30, 2009 for the Portfolio Optimization Funds and underlying Pacific Life Funds; and (iv) an additional 0.20% decrease in the annual advisory fee that is applied to the average daily net assets for the PL Small-Cap Growth Fund.

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.
      The Trust’s Board of Trustees (the “Board”) has fixed the close of business on January 18, 2008 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.
      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly, vote telephonically or vote on the Internet. Please see your ballot for information on how to vote via the telephone and Internet. The enclosed proxy is being solicited by the Board.
Please respond—your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. If you do not vote, a proxy solicitation service may call you to remind you to vote.

By Order of the Board of Trustees

-s- Audrey L. Milfs
Audrey L. Milfs,

Secretary

Newport Beach, California
February 4, 2008

*	The Portfolio Optimization Funds include the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive and PL Portfolio Optimization Aggressive Funds.

PROXY STATEMENT
PACIFIC LIFE FUNDS
700 Newport Center Drive
Newport Beach, California 92660
SPECIAL MEETING OF SHAREHOLDERS OF
THE PACIFIC LIFE FUNDS’ PORTFOLIO OPTIMIZATION FUNDS
on March 25, 2008
SOLICITATION OF PROXIES ON BEHALF OF THE
BOARD OF TRUSTEES OF PACIFIC LIFE FUNDS
      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of Pacific Life Funds (the “Trust”) for use at a special meeting of shareholders of the following funds:

•	PL Portfolio Optimization Conservative Fund

•	PL Portfolio Optimization Moderate-Conservative Fund

•	PL Portfolio Optimization Moderate Fund

•	PL Portfolio Optimization Moderate-Aggressive Fund

•	PL Portfolio Optimization Aggressive Fund

(each a “Portfolio Optimization Fund” and collectively, the “Portfolio Optimization Funds”)
scheduled to be held at 9 a.m. Pacific time on March 25, 2008 (the “Meeting”) at the offices of Pacific Life Fund Advisors LLC (“PLFA”), located at 700 Newport Center Drive, Newport Beach, CA 92660, and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”). This proxy statement will be first mailed to shareholders of the Portfolio Optimization Funds (“Shareholders”) on or about February 4, 2008. The primary purpose of the Meeting is for Shareholders to consider and approve the following proposals to be effective on or about July 1, 2008:

(1)	To amend the fee schedule to the Investment Advisory Agreement relating to the Portfolio Optimization Funds to implement an annual advisory fee of 0.20% of average daily net assets of each Portfolio Optimization Fund, which, upon implementation of the new advisory fee will be accompanied by: (i) an equivalent decrease in the annual advisory fee paid by each of the underlying Pacific Life Funds of the Trust in which the Portfolio Optimization Funds currently invest (each an “Underlying Fund” and collectively the “Underlying Funds”); (ii) a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily net assets of each of the Portfolio Optimization Funds and each Underlying Fund; (iii) an extension of contractual expense caps through June 30, 2009 for the Portfolio Optimization Funds and Underlying Funds; and (iv) an additional 0.20% decrease in the annual advisory fee that is applied to the average daily net assets for the PL Small-Cap Growth Fund.

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

PROPOSAL 1: Approval of an amendment to the fee schedule to the Investment Advisory Agreement relating to the Portfolio Optimization Funds to implement an annual advisory fee of 0.20% of average daily net assets of each Portfolio Optimization Fund, which, upon implementation of the new advisory fee by each Portfolio Optimization Fund will be accompanied by: (i) an equivalent decrease in the annual advisory fee paid by each of the Underlying Funds; (ii) a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily net assets of each of the Portfolio Optimization Funds and each Underlying Fund; (iii) an extension of contractual expense caps through June 30, 2009 for the Portfolio Optimization Funds and Underlying Funds; and (iv) an additional 0.20% decrease in the annual advisory fee that is applied to the average daily net assets for the PL Small-Cap Growth Fund.
      At its meeting on December 4, 2007, the Board, including a majority of trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved an amendment to the fee schedule to the Investment Advisory Agreement between the Trust and PLFA for each of the Portfolio Optimization Funds (the “Amended Agreement”). Shareholders of each Portfolio Optimization Fund are being asked to approve the Amended Agreement as to that fund. Shareholders of each Portfolio Optimization Fund will vote separately on this proposal. If the required Shareholder approval for any Portfolio Optimization Fund is not obtained, the current investment advisory agreement (the “Current Agreement”) will remain in effect for all Portfolio Optimization Funds and there will be no implementation of an advisory fee for any Portfolio Optimization Fund.
      Under the Amended Agreement, each Portfolio Optimization Fund will be charged an annual advisory fee equal to 0.20% of its average daily net assets. Upon implementation of the new advisory fee, management will simultaneously decrease the annual advisory fee of the Underlying Funds by 0.20%, decrease the annual administration fee paid to the Trust’s administrator by 0.05% that is applied to the average daily net assets of each of the Portfolio Optimization Funds and Underlying Funds (collectively, the “Funds”), extend the contractual expense caps through June 30, 2009 for the Funds and decrease the annual advisory fee by an additional 0.20% that is applied to the average daily net assets for the PL Small-Cap Growth Fund. Consequently, the total fees and expenses borne directly and indirectly by Shareholders of the Portfolio Optimization Funds will remain substantially the same after the restructuring, and may result in some modest reductions for all the Portfolio Optimization Funds, other than the PL Portfolio Optimization Conservative Fund, due to their investment in the PL Small-Cap Growth Fund and the proposed decrease in the PL Small-Cap Growth Fund’s advisory fee. The reduction in the administration fee will not result in a reduction in the total fees and expenses paid by Shareholders at this time because PLFA is currently reimbursing the Funds for certain expenses pursuant to the current contractual expense cap agreement.
      The proposed decrease in the advisory fee for the Underlying Funds, as well as the proposed decrease in the administration fee, extension of the contractual expense caps and the proposed additional 0.20% decrease in the advisory fee for the PL Small-Cap Growth Fund are all contingent on the implementation of the 0.20% advisory fee for the Portfolio Optimization Funds. In the event that Shareholders do not approve the proposal to implement the advisory fee for the Portfolio Optimization Funds, there will be no corresponding decrease in the advisory fee of the Underlying Funds; and there may be no decrease in the administration fee paid to the Trust’s administrator by the Funds, no extension of the contractual expense caps through June 30, 2009 for the Funds and no additional decrease in the advisory fee paid to PLFA by the PL Small-Cap Growth Fund.
Background
      The Trust is organized as a Delaware statutory trust. Its business and affairs are overseen by its Board. The shares of the Trust are currently divided into 22 series, including the Portfolio Optimization Funds. Each series currently offers Class A, Class B, and Class C shares except for the PL Money Market, PL Small-Cap Value, PL Main Street Core and PL Emerging Markets Funds, which only offer Class A shares. The Portfolio Optimization Funds also offer Class R shares. Each class represents ownership of the same series, but is subject to different types and levels of sales charges and distribution and/or services fees.

      The Portfolio Optimization Funds are “fund of funds,” meaning that they seek to achieve their investment objective by investing primarily in the Underlying Funds, excluding other Portfolio Optimization Funds. Each Portfolio Optimization Fund is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Funds. PLFA uses an asset allocation process to determine the Portfolio Optimization Funds’ investment mix. Each Portfolio Optimization Fund invests in Class A shares of certain Underlying Funds, without payment of a front-end sales charge, based on its target allocation percentages.
      It is anticipated that on or about June 20, 2008 the Class B and C shares of each series except the Portfolio Optimization Funds will be converted to Class A shares of the corresponding series. This conversion will have no impact on the Portfolio Optimization Funds since they invest only in Class A shares of each series.
      PLFA serves as investment adviser to the Portfolio Optimization Funds and the Underlying Funds. Currently, PLFA charges no fee for providing investment advisory services under the Current Agreement with respect to the Portfolio Optimization Funds. The Portfolio Optimization Funds indirectly bear the fees paid by the Underlying Funds in which they invest. These fees include investment advisory fees paid by the Underlying Funds to PLFA. Each of the Underlying Funds has a specific investment objective and strategy. Except for one of the Underlying Funds, PLFA and each of the Underlying Funds have hired various investment sub-advisers to manage the day-to-day investment operations of the Underlying Funds. PLFA pays the fees of the investment sub-advisers. PLFA became the adviser to the Trust on May 1, 2007. Prior to that, Pacific Life Insurance Company (“Pacific Life”) served as the adviser to the Trust. Accordingly, references in this proxy to “Adviser” refer to Pacific Life prior to May 1, 2007 and to PLFA effective May 1, 2007 and thereafter.
Rationale for Implementation of an Advisory Fee
      The proposed advisory fee for the Portfolio Optimization Funds and corresponding decrease in the advisory fee of the Underlying Funds reflect a re-evaluation and re-positioning of the Portfolio Optimization Funds as the primary offering of the Trust as well as changes in competitive circumstances. The Trust commenced operations on October 1, 2001 with individual funds and no Portfolio Optimization Funds. The Portfolio Optimization Funds began operations on December 31, 2003 and have accumulated nearly $1.3 billion in assets under management through September 30, 2007. Currently, more than 95% of the total assets of the Trust are within the Portfolio Optimization Funds. This percentage can be expected to increase over time as the Underlying Funds are generally no longer open to new direct investment.
      By way of background, in 2006 management re-examined the product offering strategy and focus of the Trust. Given the tremendous growth in demand for asset allocation “fund of funds” over the past several years, and the success of the Portfolio Optimization Funds, management decided to concentrate its efforts on the Portfolio Optimization Funds. This was a significant departure from the way in which the Trust had formerly been distributed and presented to the public. As a result, management sought and obtained approval from the Board to close the Underlying Funds (with the exception of the PL Money Market Fund) to new investors. Since that time, shares of the Underlying Funds may be sold only to the Portfolio Optimization Funds (existing shareholders of the Underlying Funds may also purchase additional shares of the Underlying Funds which they currently hold). This structural change was made with the goal of offering and marketing the Trust as true asset allocation “fund of funds” in which only the Portfolio Optimization Funds would be offered to the public and the Portfolio Optimization Funds, in turn, would invest all of their assets in various Underlying Funds in accordance with the investment objectives and strategies of each particular Portfolio Optimization Fund.
      While the Portfolio Optimization Funds were initially structured without an advisory fee at the “fund of funds” level or “asset allocation” level, PLFA’s recent research has confirmed that the Portfolio Optimization Funds’ competitors charge advisory fees at the asset allocation level. In addition, PLFA performs significant advisory services for the Portfolio Optimization Funds at the asset allocation level. These advisory services include the following, among others: (i) evaluating the analysis provided by the asset allocation consulting firm and implementing the target allocations; (ii) allocation of daily cash flows to the asset allocation models; (iii) monitoring deviations from the target allocations; and (iv) monitoring the performance of the Portfolio Optimization Funds. PLFA incurs material expenses for the advisory services provided to the Portfolio Optimization Funds at the asset allocation level. These expenses include personnel, maintaining investment advisory processes, research, including the costs of retaining an asset allocation consulting firm, as well as the cost of other internal resources. Given the results of PLFA’s research, coupled with the fact that PLFA performs advisory services and incurs advisory expenses at the Portfolio Optimization Funds level, management determined to recommend the restructuring. At the same time, management was sensitive to the need that the restructuring not result in an increase in the fees and expenses paid by Shareholders.
      As a result, management recommended, and the Trustees approved, a proposal that the Trust implement an annual advisory fee of 0.20% of average daily net assets for each Portfolio Optimization Fund. This fee would recognize the advisory functions performed by PLFA for the Portfolio Optimization Funds and better reflect the “fund of funds” nature of the Trust. In order that Shareholders do not experience an increase in the expenses paid in connection with their investment, PLFA has agreed, subject to approval and implementation of the new advisory fee, to simultaneously decrease the advisory fees of the Underlying Funds by 0.20%; and PLFA is willing to decrease the annual advisory fee it receives with respect to the PL Small-Cap Growth Fund by an additional 0.20% that is applied to the average daily net assets for the fund. Consequently, the total fees and expenses borne directly and indirectly by Shareholders of the Portfolio Optimization Funds will remain substantially the same after the restructuring, and may result in some modest reductions for all the Portfolio Optimization Funds, other than the PL Portfolio Optimization Conservative Fund, due to their investment in the PL Small-Cap Growth Fund and the proposed decrease in the PL Small-Cap Growth Fund’s advisory fee. The small minority of shareholders in the Underlying Funds that are not investing through a Portfolio Optimization Fund would receive a 0.20% reduction in the fees charged to them by the Underlying Funds (0.40% in the case of the PL Small-Cap Growth Fund). In addition, subject to implementation of the new advisory fee, the Trust’s administrator is willing to permanently lower the annual administration fee from 0.35% to 0.30% of the Fund’s average daily net assets, although this reduction will not result in a reduction in the total fees and expenses paid by Shareholders at this time because PLFA is currently reimbursing the Funds for certain expenses pursuant to the current contractual expense cap agreement. Currently, under the expense cap agreement, the Fund’s administrator is temporarily waiving 0.05% of its administrative fee.
      In addition to the above noted fee reductions, PLFA has contractually agreed to reduce its fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including: any advisory fees, distribution and service (“12b-1”) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap for the Portfolio Optimization Funds is currently 0.00% and applies to the direct fees and expenses of the Portfolio Optimization Funds (and not to the indirect fees and expenses of the Underlying Funds); and the expense cap is currently 0.30% for the Underlying Funds. The fee waiver and expense caps are currently being implemented through temporary waiver and expense cap agreements, which terminate on June 30, 2008. If the new advisory fee is approved and implemented, PLFA has agreed to extend the contractual expense caps through June 30, 2009.
      The Trust’s Board and PLFA believe it is essential that the restructuring not increase fees and expenses to Shareholders investing in the Portfolio Optimization Funds. Accordingly, and solely for the purpose of achieving this objective, PLFA has agreed to reduce the advisory fees of the Underlying Funds by the same amount of the advisory fee of the Portfolio Optimization Funds. If the proposal to implement the advisory fee for the Portfolio Optimization Funds is approved and the Amended Agreement is implemented, the Administration and Shareholder Services Agreement (the “Administration Agreement”) would also be amended to reduce the administration fee from 0.35% to 0.30% of the Trust’s average daily net assets; and a new expense cap agreement extended through June 30, 2009 will be executed. A copy of the amendment to the Administration Agreement and a copy of the new expense cap agreement will be filed with the Trust’s registration statement after they are executed. Once filed, these documents may be viewed on the Securities and Exchange Commission (“SEC”) website or obtained, along with the Trust’s complete registration statement, from the SEC at: Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549-01021; Internet: www.sec.gov; and e-mail: publicinfo@sec.gov. The SEC may charge for copies of documents.
      Based on the considerations discussed below, the Board approved PLFA’s recommendation and recommends that Shareholders also approve the proposal to implement the advisory fee for the Portfolio Optimization Funds.
Terms of the Amended Agreement
      The form of the Amended Agreement and the Current Agreement are included as Appendix A to this Proxy Statement and the description of terms of the Amended Agreement in this section is qualified in its entirety by reference to Appendix A. Except for the proposed implementation of an advisory fee for the Portfolio Optimization Funds, the terms of the Current Agreement and the Amended Agreement are identical and are described below under “Description of the Current and Amended Agreements.” PLFA has represented to the Trustees that the level of advisory and administrative services currently being provided to the Funds will remain the same under the Amended Agreement.
      The following table sets forth for each Portfolio Optimization Fund and Underlying Fund (based on each Fund’s average daily net assets): (1) the current annual advisory fee rate; (2) the new annual advisory fee rate, assuming the proposal is approved and implemented; (3) the current annual administration fee rate; and (4) the new annual administration fee rate, assuming the proposal is approved and implemented.

		New Advisory Fee			New Administration
	Current	(if Proposal is		Current	Fee (if Proposal
	Advisory	Approved and		Administration	is Approved and
Fund	Fee	Implemented)		Fee	Implemented)*

PL Portfolio Optimization Conservative	0.00%	0.20%		0.35%	0.30%
PL Portfolio Optimization Moderate-Conservative	0.00%	0.20%		0.35%	0.30%
PL Portfolio Optimization Moderate	0.00%	0.20%		0.35%	0.30%
PL Portfolio Optimization Moderate-Aggressive	0.00%	0.20%		0.35%	0.30%
PL Portfolio Optimization Aggressive	0.00%	0.20%		0.35%	0.30%
PL Money Market	0.40%	0.20%		0.35%	0.30%
PL Small-Cap Value	0.95%	0.75%		0.35%	0.30%
PL Main Street® Core	0.65%	0.45%		0.35%	0.30%
PL Emerging Markets	1.00%	0.80%		0.35%	0.30%
PL Small-Cap Growth	1.00%	0.60%	**	0.35%	0.30%
PL International Value	0.85%	0.65%		0.35%	0.30%
PL Large-Cap Value	0.85%	0.65%		0.35%	0.30%
PL Short Duration Bond	0.60%	0.40%		0.35%	0.30%
PL Growth LT	0.75%	0.55%		0.35%	0.30%
PL Mid-Cap Value	0.85%	0.65%		0.35%	0.30%
PL Large-Cap Growth	0.95%	0.75%		0.35%	0.30%
PL International Large-Cap	1.05%	0.85%		0.35%	0.30%
PL Managed Bond	0.60%	0.40%		0.35%	0.30%
PL Inflation Managed	0.60%	0.40%		0.35%	0.30%
PL Comstock	0.95%	0.75%		0.35%	0.30%
PL Mid-Cap Growth	0.90%	0.70%		0.35%	0.30%
PL Real Estate	1.10%	0.90%		0.35%	0.30%

*	Currently, the Trust’s administrator is waiving a substantial portion of the administration fee. Accordingly, the 0.05% decrease in the fee will not result in an immediate reduction in the Funds’ total net operating expenses.

**	Reflects an additional 0.20% decrease in the advisory fee.

     Pursuant to the Current Agreement, PLFA does not receive a fee for investment advisory services with respect to the Portfolio Optimization Funds. Upon approval of the Amended Agreement, PLFA will receive an annual advisory fee of 0.20% from each Portfolio Optimization Fund. The advisory fee is computed separately for each Portfolio Optimization Fund and is stated as an annual percentage of the average daily net assets of that Portfolio Optimization Fund. The following table sets forth for each Portfolio Optimization Fund and the Underlying Funds: (1) the aggregate amount of advisory fees paid to the Adviser under the Current Agreement for the fiscal year ended March 31, 2007; and (2) the aggregate amount of advisory fees that would have been paid to the Adviser for the fiscal year ended March 31, 2007 if the Amended Agreement had been in effect for that year.
For Fiscal Year Ended 3/31/07
Advisory Fees Paid Under:

				Amended Agreement
	Current Agreement			(had it been in effect)

	Portfolio		Total	Portfolio		Total
	Optimization	Underlying	Advisory	Optimization	Underlying	Advisory
Fund	Fund	Fund	Fees	Fund	Fund	Fees

PL Portfolio Optimization Conservative	$0	$159,764	$159,764	$50,142	$109,622	$159,764
PL Portfolio Optimization Moderate-Conservative	$0	$490,557	$490,557	$138,155	$350,683	$488,838
PL Portfolio Optimization Moderate	$0	$2,043,023	$2,043,023	$523,324	$1,507,044	$2,030,368
PL Portfolio Optimization Moderate-Aggressive	$0	$2,292,916	$2,292,916	$550,289	$1,720,201	$2,270,490
PL Portfolio Optimization Aggressive	$0	$976,103	$976,103	$220,807	$741,470	$962,277
      Appendix B to this Proxy Statement includes a comparative fee table showing (i) the fees and expenses of each share class of each Portfolio Optimization Fund for the fiscal year ended March 31, 2007 and (ii) the pro forma fees and expenses of each share class of each Portfolio Optimization Fund assuming implementation of the new 0.20% annual advisory fee and (a) a 0.20% decrease in the annual advisory fee of the Underlying Funds; (b) a 0.05% decrease in the annual administration fee; (c) an extension of contractual expense caps through June 30, 2009; and (d) an additional 0.20% decrease in the annual advisory fee for the PL Small-Cap Growth Fund. Fees and expenses are based on average daily net assets of the applicable Fund. Appendix B also includes examples of the costs of investing in the share classes of the Portfolio Optimization Funds under these scenarios.
      If approved by Shareholders, the Amended Agreement will become effective on or about July 1, 2008 and, unless sooner terminated, will continue in effect until June 30, 2009. The Amended Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding shares of the relevant Portfolio Optimization Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Amended Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Description of Services Provided Under the Current and Amended Agreements
      As stated above, the Current Agreement and the proposed Amended Agreement for each Portfolio Optimization Fund are identical except with respect to the proposed advisory fee change. As a result, the nature and extent of services to be provided to the Portfolio Optimization Funds would be the same under the Amended Agreement as those provided under the Current Agreement. For convenience, the agreements are collectively referred to as the “Advisory Agreements” in the following description.
      With respect to the Portfolio Optimization Funds, PLFA’s advisory responsibilities include the following: (i) evaluating the analysis provided by the asset allocation consulting firm and implementing the target allocations; (ii) allocation of daily cash flows to the asset allocation models; (iii) monitoring deviations from the target allocations; and (iv) monitoring the performance of the Portfolio Optimization Funds. A two-step asset allocation process is used to determine the Portfolio Optimization Funds’ investment mix. First, an optimization analysis determines the asset class breakdown using forecasted returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon. Analysis is performed by an asset allocation consulting firm retained by PLFA, which uses a statistical technique known as “mean-variance optimization.” The goal of mean-variance optimization is to identify a mix of asset classes that maximize return for a given level of risk or minimize risk for a given level of return. Second, an evaluation of the Underlying Funds’ asset classes determines the appropriate mix of Underlying Funds to achieve the desired asset class breakdown. It includes historical returns-based style analysis, asset performance, regression and attribution analyses, and portfolio manager interviews. The Underlying Funds that are selected are believed to optimize returns, given each Portfolio Optimization Fund’s risk profile.
      After the two-step process is complete, the target allocations are determined. Periodically, PLFA will re-evaluate each Portfolio Optimization Fund’s asset allocation strategy and may update the target allocations at that time. PLFA determines when to rebalance the Portfolio Optimization Funds as market movements move the allocations away from the target allocations or when target allocations are updated. PLFA also determines how to use cash flows in and out of the Underlying Funds in an effort to re-align the Portfolio Optimization Funds within each Underlying Fund’s target allocation. This methodology is intended to help maintain target allocations (although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this methodology). Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the Underlying Funds’ asset values as a result of market movements and portfolio management decisions.
      PLFA may change the asset class allocations, Underlying Funds (including any Underlying Fund organized in the future) or target allocations to each Underlying Fund without prior approval from Shareholders as it determines necessary to pursue stated investment goals. Underlying Funds may be added to or deleted from a Portfolio Optimization Fund. Other than to require exclusion of an Underlying Fund that is expected to be liquidated, merged, or otherwise closed, or capacity issues set forth by the portfolio manager, PLFA does not limit the number of Underlying Funds to include in each Portfolio Optimization Fund, the percent that any Underlying Fund represents, or which Underlying Funds may be selected.
      In addition, PLFA is responsible for supervising the investment program for each series of the Trust. PLFA also furnishes to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each series. PLFA monitors the performance of the Underlying Funds, and may, from time to time, recommend to the Board closure, merger, or a change in management firm or strategy of an Underlying Fund, all of which could impact a Portfolio Optimization Fund.
      The Current Agreement was last approved by the initial shareholder with respect to the Portfolio Optimization Funds on December 22, 2003 and most recently renewed by the Board at a meeting held on December 4, 2007. Under the terms of the Advisory Agreements, PLFA is obligated to manage the Portfolio Optimization Funds and PL Money Market Fund. Pacific Life, as the Trust’s Administrator, and PFPC Inc., the Sub-Administrator, monitor the Trust’s compliance with the applicable laws and regulations.
Evaluation by the Board
      At its meeting on December 4, 2007, the Board, including all the Independent Trustees, approved the Amended Agreement between the Trust and PLFA and recommended that shareholders also approve the Amended Agreement.
      The Board noted that the Current Agreement and the Amended Agreement for each Portfolio Optimization Fund are identical except for the proposed advisory fee, that the proposed advisory fee, upon implementation, will be accompanied by an equivalent decrease in the advisory fees of the Underlying Funds, a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily net assets of the Funds, an extension of contractual expense caps through June 30, 2009 for the Funds and an additional 0.20% decrease in the annual advisory fee that is applied to the average daily net assets for the PL Small-Cap Growth Fund. The Board further considered the proposed advisory fee, and the changes to the Trust’s fee structure, in connection with the re-evaluation and re-positioning of the Portfolio

Optimization Funds as the primary offering of the Trust as well as changing competitive circumstances. The Board also considered the importance of adjusting the pricing structure of the Portfolio Optimization Funds to be more in line with competing “fund of funds.”
      The Board also considered the impact of the fee restructuring on the Underlying Funds. In each case, the Board considered representations from PLFA that its level of service provided to the Funds will not be impacted by the proposed fee restructuring.
      In evaluating the Amended Agreement, the Board, including the Independent Trustees, also considered the following factors, among others:

1.	Nature, Extent and Quality of Services
      The Board recognized that PLFA performs advisory services to the Portfolio Optimization Funds and is responsible for the Portfolio Optimization Funds’ asset allocation strategy and target allocations, and incurs advisory expenses at the Portfolio Optimization Funds level. The Board further considered that despite the restructuring of the advisory fees, the level of advisory and/or administrative services currently being provided to the Portfolio Optimization Funds and the Underlying Funds would remain the same. The Board noted that the target allocations, returns and risk characteristics of the Underlying Funds would continue to be monitored by PLFA to maintain the desired risk/return characteristics and asset class and investment style exposure. The Board also took into account that PLFA had tailored applicable policies and procedures to address any potential compliance issues related to the Portfolio Optimization Funds.
      The Board considered the depth and quality of PLFA’s investment management process, including its management of the Portfolio Optimization Funds; its experience in asset allocation strategies and management of fund of funds; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board discussed the high quality of the services provided by PLFA or its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting Shareholder needs, and the back-up support that is directly accessible by Shareholders. The Board also considered that PLFA’s investment professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Board further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
      The Board considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Board informed; and its attention to matters that may involve conflicts of interest with each Portfolio Optimization Fund. In this regard, the Board reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer on PLFA’s compliance with applicable laws and regulations. The Board additionally reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year.
      The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and that the proposed fee restructuring would not negatively impact these services.

2.	Investment Results
      The Board considered investment performance results in light of the Portfolio Optimization Funds’ investment objectives, strategies and risks, as disclosed in the prospectus. The Board also considered the quantitative and qualitative measures used by PLFA to monitor and evaluate investment results of the Portfolio Optimization Funds as well as the Underlying Funds. The Board noted that it received portfolio performance reports from PLFA, which included a detailed description of the Portfolio Optimization Funds’ investment approach, information on the Portfolio Optimization Funds’ gross and net returns and the Portfolio Optimization Funds’ investment performance relative to relevant investment categories and benchmarks. The Board also compared each Portfolio Optimization Fund’s total returns with the total returns of appropriate groups of peer funds based on information provided by PLFA from an outside source, as well as one or more relevant benchmark indices. In particular, the Board reviewed and considered performance information of the Portfolio Optimization Funds’ compared to the respective peer groups over the one- and three-year period ended September 30, 2007.
      The Board concluded that PLFA was implementing each Portfolio Optimization Fund’s investment objective and that PLFA’s record in managing each Portfolio Optimization Fund indicates that its continued management will benefit each Portfolio Optimization Fund and its Shareholders. The Board concluded that the proposed fee restructuring will not impact PLFA’s ability to provide Shareholders with acceptable performance results.

3.	Advisory Fees and Total Expense Ratios
      The Board noted that PLFA will not receive any additional aggregate advisory fees and the aggregate fees and expenses borne directly or indirectly by Shareholders will remain the same after the fee restructuring. The Board also considered the future circumstances in which the proposed fee restructuring might actually result in a reduction of the total fees and expenses associated with an investment in the Portfolio Optimization Funds. The Board reviewed the proposed advisory fees as compared to the fees charged by other fund of funds at the asset allocation level from a group of peer funds presented by management. The Board found that, while neither the highest nor the lowest, the proposed advisory fees of the Portfolio Optimization Funds fell within the range of fees reviewed. The Board also reviewed written materials prepared by PLFA based on information retrieved from Morningstar Inc.’s database, which included comparative information about each Portfolio Optimization Fund’s total expense ratios and certain components thereof, relative to those of peer groups presented by PLFA.
      In reviewing the proposed fee restructuring, the Board also took into account the equivalent decrease in the advisory fees of the Underlying Funds. The Board considered that the corresponding decrease is intended to assure that adjustments to the Trust’s pricing structure did not impose higher aggregate fees and expenses on Shareholders of the Portfolio Optimization Funds. The Board further considered that the proposed advisory fee also will be accompanied by a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily nets assets of the Funds, an extension of contractual expense caps through June 30, 2009 for the Funds and an additional 0.20% decrease in the annual advisory fee paid to PLFA that is applied to the average daily net assets for the PL Small-Cap Growth Fund. The Board noted that the proposal would also benefit existing shareholders of the Underlying Funds who were not invested in the Portfolio Optimization Funds by reducing the Underlying Funds’ advisory and administration fees. The Board also received assurances from PLFA that any reduction in the advisory and administration fees would not result in any reduction in services provided to those Funds.
      The Board concluded that the proposed advisory fees and expense ratios were reasonable compared to the advisory fees and expense levels of the other funds in the Portfolio Optimization Funds’ respective peer groups.

4.	Costs, Level of Profits and Economies of Scale
      The Board reviewed information regarding PLFA’s costs of sponsoring the Portfolio Optimization Funds and information regarding the level of profits to be realized by PLFA, if any.
      The Board considered the costs of the services to be provided and the overall profitability of PLFA and its affiliates from the management of the Trust. The Board noted that the Funds were not currently profitable due in part to the fact that they have not reached critical mass. The Board also noted that management did not anticipate the Funds becoming profitable in the near-term given the level of subsidy and expense reimbursements provided by PLFA and its affiliates.
      The Board also considered that the proposed advisory fee for the Portfolio Optimization Funds would not result in an increase in revenues to PLFA, and considered PLFA’s willingness to reduce the advisory fees of the Underlying Funds. The Board further considered the substantial reimbursements that PLFA and its affiliates have provided to the Portfolio Optimization Funds, that PLFA has agreed to an extension of contractual expense caps through June 30, 2009 for both the Portfolio Optimization Funds and the Underlying Funds and that PLFA has agreed to an additional 0.20% decrease in the annual advisory fee paid to PLFA by the PL Small-Cap Growth Fund. The Board also reviewed information provided during the past year regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
      The Board also noted and considered the extent to which economies of scale may be realized as each Portfolio Optimization Fund grows and whether advisory fee levels reflect economies of scale if each Portfolio Optimization Fund grows in size. The Board noted that the Portfolio Optimization Funds have relatively small asset levels that do not currently produce economies of scale for PLFA. The Board noted, however, PLFA’s commitment to competitive total expenses of the Portfolio Optimization Funds, its consistent reinvestment in the business in the form of improvements in technology and customer service and the fee reductions and expense caps that the Portfolio Optimization Funds’ have been subject to since their inception. The Board concluded that the Portfolio Optimization Funds’ cost structures were reasonable in light of the Trust’s size.

5.	Ancillary Benefits
      The Board considered a variety of other benefits received by PLFA and its affiliates as a result of their respective relationship with the Portfolio Optimization Funds, including fees for administrative services and reimbursement at cost for support services.
      The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6.	Conclusion
      Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Amended Agreement is fair and reasonable to each Portfolio Optimization Fund and its Shareholders, and that the approval of the Amended Agreement is in the best interests of the Portfolio Optimization Funds and their Shareholders. No single factor was determinative of the Board’s decision to approve the Amended Agreement, but rather the Board based its determination on the total mix of information available to them.
Required Vote and Recommendation of the Board
      The affirmative vote of a majority of each Portfolio Optimization Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the Amended Agreement. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the Meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If the required Shareholder approval for each Portfolio Optimization Fund is not obtained, the Current Agreement will remain in effect and there will be no implementation of an advisory fee for any Portfolio Optimization Fund and no corresponding decrease in the advisory fees of the Underlying Funds; and there may not be a decrease in the Administration Fee, an extension of the contractual expense caps through June 30, 2009 and an additional decrease in the advisory fee for the PL Small-Cap Growth Fund.
      If approved by Shareholders of each Portfolio Optimization Fund, this proposal will take effect on or about July 1, 2008.

      The Board unanimously recommends that Shareholders vote FOR the approval of the Amended Agreement.
OTHER MATTERS
Other Matters
      The Board knows of no other business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.
Voting Information
General
      Shares held by Shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting. Shares represented by timely and properly executed voting instructions will be voted as specified. Executed voting instructions that are unmarked will be voted in favor of the proposals set forth in the Notice.
      A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person. However, attendance at the Meeting, by itself, will not serve to revoke a proxy. An abstention (marking “Abstain”) on Proposal 1 or any proposal by a Shareholder will be counted for purposes of establishing a quorum, and has the same effect as a negative vote (i.e. “against”) with respect to Proposal 1. Broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated the same as abstentions. Pursuant to the rules and policies of the New York Stock Exchange (“NYSE”), members of the NYSE may not vote on Proposal 1 without instructions from beneficial owners.
      The presence in person or by proxy of 33 1/3% of the shares of each Portfolio Optimization Fund entitled to vote on each matter presented herein shall constitute a quorum with respect to that matter for that fund. Abstentions and broker non-votes will be treated as shares that are “present” for purposes of determining a quorum. Proxies will be solicited via mail and also may be solicited via telephone, e-mail, or other personal contact by personnel of PLFA, the Trust, their respective affiliates, or, in PLFA’s discretion, a commercial firm retained for this purpose. In the event that a quorum is not present or a sufficient number of votes to approve the proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. Any adjournment will require the affirmative vote of a majority of those shares present in person or by proxy at the Meeting and entitled to vote. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote (including abstentions) in favor of adjournment with respect to a proposal. If a quorum is present with respect to a proposal but insufficient votes to approve that proposal have been received, the persons named as proxies will vote in favor of such adjournment with respect to the proposal those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment with respect to the proposal those proxies required to be voted against the proposal. Abstentions will not be voted either for or against the adjournment in this case. Broker non-votes will be excluded from any vote to adjourn the Meeting and, accordingly, will not affect the outcome of the vote. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.
      Shareholders may vote by written ballot, by telephone or online by following the instructions on the Voting Instructions form accompanying this Proxy Statement.

      As of the close of business on January 18, 2008, the record date, the outstanding shares of each Portfolio Optimization Fund were as follows:

Number of Shares
Fund	Outstanding

PL Portfolio Optimization Conservative	4,266,980.817
PL Portfolio Optimization Moderate-Conservative	10,433,991.286
PL Portfolio Optimization Moderate	37,133,238.956
PL Portfolio Optimization Moderate-Aggressive	38,082,059.303
PL Portfolio Optimization Aggressive	16,478,738.601
      Appendix C provides a list of each holder of 5% or more of any class of the outstanding shares of each Portfolio Optimization Fund. As of December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Portfolio Optimization Fund. PLFA’s or its affiliate’s shares of all of the Portfolio Optimization Funds have equal rights and privileges with all other shares of the Portfolio Optimization Funds, which entitle their holders to one vote per share in his or her name, with proportional voting for fractional shares.
Pacific Life Funds 529 Plan (Montana) Accounts
      Shares attributable to the Pacific Life Funds 529 Plan (Montana) accounts (“529 Accounts”) have equal rights and privileges with all other shares of the funds, which entitle their holders to one vote per share, as applicable, with proportional voting for fractional shares.
      For the 529 Accounts, the Shareholder of record is the Montana Family Education Savings Program Trust (“MFESP Trust”). The Montana Board of Regents of Higher Education (“BOR”) serves as sole trustee of the MFESP Trust, and as trustee is authorized to act on behalf of the MFESP Trust. In accordance with rules adopted by the BOR with respect to voting instructions, the BOR as trustee, without any formal action, shall vote shares or interests of each investment account on each matter subject to vote: (a) if timely voting instructions have been received from the account owner, in accordance with voting instructions received by the MFESP Trust from the applicable account owner; and (b) if timely instructions have not been received from the account owner, in the same proportion as it votes the shares for which the MFESP Trust has received voting instructions. The shares shall also be considered as present for purposes of determining a quorum. Notwithstanding the above, the trustee by formal action of the BOR, may exercise its voting rights in any manner that it concludes is consistent with its fiduciary duties. The proxy statements will be sent to 529 Account owners in order to obtain voting instructions.
Shareholder Communication with the Board
      Shareholders may address correspondence that relates to the Trust to the Board as a whole or to individual trustees and send such correspondence to the Trust’s Secretary at the Trust’s principal executive office: c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660. Upon receipt, all such Shareholder correspondence will be directed to the attention of the addressee.
Information about PLFA
      PLFA serves as the investment adviser to each series of the Trust, including the Portfolio Optimization Funds. The Portfolio Optimization Funds had net assets of approximately $1.3 billion as of December 31, 2007. PLFA also serves as investment adviser to the Pacific Select Fund, a series company comprised of 32 series and approximately $56.2 billion in net assets as of December 31, 2007.
      PLFA, 700 Newport Center Drive, Newport Beach, California 92660, is a Delaware limited liability company and wholly-owned subsidiary of Pacific Life. Pacific Life formed PLFA to succeed to its investment advisory business. Pacific Life, the parent company and managing member of PLFA, was founded in 1868 and provides life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals, businesses and pension plans. As of September 30, 2007, Pacific Life had total admitted assets of $96.3 billion. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Prior to May 1, 2007, Pacific Life served as the investment adviser to the Trust. On May 1, 2007 Pacific Life transferred its responsibility as investment adviser to PLFA, whereby PLFA became the investment adviser to the Trust.
      The principal executive officer of PLFA is Mr. James T. Morris. Mr. Morris also serves as the Chief Executive Officer, Chairman of the Board and a Trustee of the Trust. He also serves as the Director, Chief Executive Officer and President of Pacific Life and holds similar positions with affiliates of Pacific Life. Mr. Morris and other officers of the Trust are deemed “interested persons” of the Trust because of their positions with PLFA and/or Pacific Life. The names and principal occupations of the interested persons of the Trust are shown in Appendix D.
Brokerage Commissions
      The Portfolio Optimization Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds.
Information about the Administrator
      Under an Administration Agreement with the Trust, Pacific Life, 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Trust. For the services provided by Pacific Life under the Administration Agreement, each Fund pays to Pacific Life a fee at an annual rate of 0.35% of its average daily net assets. Pacific Life has entered into a Sub-Administration and Accounting Services Agreement (the “Sub-Administration Agreement”) with the Trust and PFPC Inc. to perform certain administrative and accounting services. Pacific Life is responsible for compensating PFPC Inc. for the services it provides under the Sub-Administration Agreement, except that the Trust is responsible for out-of-pocket expenses as specified in that Sub-Administration Agreement. For the fiscal year ended March 31, 2007, Pacific Life received $5,459,583 in administration fees.
      In addition, the Trust will compensate Pacific Life and PLFA on an approximate cost basis for their legal, accounting and compliance personnel, including individuals who may be officers or trustees of the Trust, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Trust (“Support Services”). It is not intended that Pacific Life or PLFA will profit from these Support Services. For the fiscal year ended March 31, 2007, Pacific Life received $1,037,449 for Support Services.
Information about the Distributor
      Pacific Select Distributors, Inc. (“PSD”), 700 Newport Center Drive, Newport Beach, California 92660, a subsidiary of Pacific Life, serves as the Trust’s distributor pursuant to a Distribution Agreement with the Trust. PSD is not obligated to sell any specific amount of Trust shares.
      PSD bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by PSD in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class. Pursuant to separate Distribution and Service Plans adopted in accordance with Rule 12b-l under the 1940 Act for each share class (other than Class A shares) and the Service Plan for Class A shares (the “Plans”), in connection with the distribution of shares of the Trust and in connection with services rendered to the shareholders of the Trust and the maintenance of shareholder accounts, PSD receives certain distribution and/or servicing fees from the Funds. Under the Plans, PSD receives the following percentages annually of the average daily net assets of the Fund:

	Servicing	Distribution
Share Class	Fee	Fee

Class A	0.25%	0.00%
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%
      Attached as Appendix E is the amount of distribution and/or service fees paid by the Portfolio Optimization Funds pursuant to the Plans for the fiscal year ended March 31, 2007. PSD also received sales charges in the aggregate of $7,947,858, of which PSD retained $898,279.
      Because each class of shares of the Portfolio Optimization Funds is invested in Class A shares of the Underlying Funds, the 0.25% servicing fee for each class of shares of the Portfolio Optimization Funds is waived in order to avoid duplication of the fee.
Other Service Providers
      PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent, registrar and dividend disbursing agent of the Trust, and provides certain administrative services to the Trust.
      PFPC Trust Company provides asset custody services to the Trust.
Expenses of the Meeting
      PLFA will pay for the cost of the Meeting and any adjournment thereof, the preparation, printing and mailing of the enclosed Voting Instructions, Notice of Special Meeting of Shareholders, and this Proxy Statement, and all other costs incurred in connection with the solicitation of Voting Instructions.
Proposals for Future Shareholder Meetings
      The Trust does not intend to hold Shareholder meetings each year, but meetings may be called by the Board from time to time. Proposals of Shareholders that are intended to be presented at a future Shareholder meeting must be received by the Trust in writing at a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A Shareholder who wishes to make a proposal at the next meeting of Shareholders without including the proposal in the Trust’s proxy statement, must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a Shareholder fails to give timely notice, then the persons or entities named as proxies in the proxy solicited by the Board for the next meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.
Legal Proceedings
      There are no material pending legal proceedings to which any Trustee or affiliated person of such Trustee is a party adverse to the Trust or any of its affiliated persons or has a material interest adverse to the Trust or any of its affiliated persons.
Shareholder Reports
      An audited annual report for the Trust dated March 31, 2007 was filed with the SEC on June 8, 2007 and is available along with the most recent semi-annual report without charge upon request by calling 1-800-722-2333; or by writing the Trust at Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768 or by visiting the website at www.Pacificlife.com.

      PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTIONS. YOU MAY DO SO EITHER TELEPHONICALLY, BY MAILING THE VOTING INSTRUCTION/ PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED, OR ONLINE. PLEASE SEE THE PROXY CARD FOR DETAILS. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 8:00 A.M. EASTERN TIME ON MARCH 25, 2008 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED. IF YOU VOTE BY TELEPHONE OR ON THE WEBSITE, ONLY VOTES CAST BY 8:00 A.M. EASTERN TIME ON MARCH 25, 2008 WILL BE COUNTED.

By Order of the Board

-s- Audrey L. Milfs
Audrey L. Milfs,
Secretary

APPENDIX A
FORM OF AMENDED SCHEDULE A (FEE SCHEDULE) TO
PACIFIC LIFE FUNDS INVESTMENT ADVISORY AGREEMENT

Annual Investment Advisory Fee
(as a percentage of average
Fund	daily net assets)

PL Portfolio Optimization Conservative	0.20%
PL Portfolio Optimization Moderate-Conservative	0.20%
PL Portfolio Optimization Moderate	0.20%
PL Portfolio Optimization Moderate-Aggressive	0.20%
PL Portfolio Optimization Aggressive	0.20%
PL Money Market	0.20% of first $250 million
0.15% of next $250 million
0.10% on excess
PL Small-Cap Value	0.75%
PL Main Street® Core	0.45%
PL Emerging Markets	0.80%
PL Small-Cap Growth	0.60%
PL International Value	0.65%
PL Large-Cap Value	0.65%
PL Short Duration Bond	0.40%
PL Growth LT	0.55%
PL Mid-Cap Value	0.65%
PL Large-Cap Growth	0.75%
PL International Large-Cap	0.85%
PL Managed Bond	0.40%
PL Inflation Managed	0.40%
PL Comstock	0.75%
PL Mid-Cap Growth	0.70%
PL Real Estate	0.90%
Effective July 1, 2008

SCHEDULE A TO ADVISORY AGREEMENT

Annual Investment Advisory Fee
(as a percentage of
Fund	average daily net assets)

PL Portfolio Optimization Conservative	0.00%
PL Portfolio Optimization Moderate-Conservative	0.00%
PL Portfolio Optimization Moderate	0.00%
PL Portfolio Optimization Moderate-Aggressive	0.00%
PL Portfolio Optimization Aggressive	0.00%
PL Money Market	0.40% of the first $250 million
0.35% of the next $250 million
0.30% on excess
PL Main Street® Core	0.65%
PL Emerging Markets	1.00%
PL International Value	0.85%
PL Short Duration Bond	0.60%
PL Growth LT	0.75%
PL Mid-Cap Value	0.85%
PL Large-Cap Growth	0.95%
PL International Large-Cap	1.05%
PL Small-Cap Growth	1.00%
PL Small-Cap Value	0.95%
PL Managed Bond	0.60%
PL Inflation Managed	0.60%
PL Large-Cap Value	0.85%
PL Comstock	0.95%
PL Mid-Cap Growth	0.90%
PL Real Estate	1.10%
Effective July 1, 2007

      IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed by their officers designated below on the date written above.

PACIFIC LIFE FUNDS

By:

Name: Howard Hirakawa

Title:	Vice President

PACIFIC LIFE FUND ADVISORS LLC

By:

Name: Howard Hirakawa

Title:	Vice President

By:

Name: Laurene E. MacElwee

Title:	Assistant Vice President & Assistant Secretary

CONSENT TO TRANSFER INVESTMENT ADVISORY AGREEMENT
      Reference is made to the Investment Advisory Agreement between Pacific Funds (the “Trust”), a Delaware statutory trust and Pacific Life Insurance Company (“Investment Adviser” or “Pacific Life”), a Nebraska corporation, dated the 13th day of June, 2001, as amended to date, (the “Agreement”).
RECITALS
      Pacific Life recently formed Pacific Life Fund Advisors LLC (PLFA), a Delaware limited liability company and subsidiary of Pacific Life, to take over the investment advisory services Pacific Life performs for the Trust and to receive the fees the Trust pays Pacific Life for its advisory services, via transfer of the Agreement (the Transfer);
      As a result of the Transfer, effective May 1, 2007, PLFA is to serve as the investment adviser to the Trust in place of Pacific Life;
      The Transfer will not result in a change of actual control or management, which would result in an automatic termination of the Agreement due to “assignment” pursuant to Section 2(a)(4) of the 1940 Act, and Rule 2a-6 thereunder. Pacific Life has obtained an opinion from its legal counsel, Dechert LLP, (Dechert) confirming its conclusion that the Transfer will not result in an actual change in control or management;
      The Trust’s Board of Trustees acknowledged the transfer of the Agreement at its meeting on March 20, 2007; and
      Effective January 1, 2007, the Trust was renamed Pacific Life Funds.
      NOW, THEREFORE, in consideration of the premises:
      1.   Effective May 1, 2007:

a.	Pacific Life assigns all duties and obligations, and associated liabilities arising out of the Agreement to PLFA; and

b.	PLFA hereby agrees to assume all duties and obligations, and associated liabilities arising out of the Agreement and to become a party to said Agreement upon the terms and conditions set forth therein, other than as modified below in paragraph 3, standing in the stead of Pacific Life.

2.	The Investment Adviser and the Trust consent to the assignment of the Agreement.

3.	Section 12 Use of Name, is hereby deleted in its entirety and replaced with the following:

“It is understood that the names “Pacific Life Fund Advisors LLC”, “Pacific Life Insurance Company” or any derivative thereof or logo associated with those names are the valuable property of Pacific Life and that the Trust has the right to use those names (or derivatives or logos) in the Prospectus, SAI, the Trust’s Registration Statement or other filings, or in other forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Investment Adviser is investment adviser to the Trust, provided, however, that (i) the Trust may continue to use all above names of Investment Adviser in its Registration Statement and other documents to the extent deemed necessary by the Trust to comply with disclosure obligations under applicable law and regulation, or in the opinion of counsel to the Investment Adviser or the Trust or as directed by the Securities and Exchange Commission, such use is necessary to make the disclosures contained in the Trust’s Registration Statement not misleading; and (ii) the Trust shall not use the Investment Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Trust, without prior review and approval by the Investment Adviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (and logo), except as provided for herein.”

4.	All references to “Pacific Funds” in the Agreement are hereby changed to “Pacific Life Funds.”

5.	All terms and conditions set forth in the Agreement, other than as modified above, are hereby confirmed and remain in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Consent to Transfer Investment Advisory Agreement to be executed by their respective officers.

Accepted and Agreed:

Pacific Life Fund Advisors LLC,

By:

Name: Howard T. Hirakawa

Title:	Vice President

By:

Name: Jane M. Guon

Title:	Asst. Vice President & Asst. Secretary

Pacific Life Insurance Company

By:

Name: Mary Ann Brown

Title:	Senior Vice President

By:

Name: Jane M. Guon

Title:	Asst. Vice President & Asst. Secretary

Pacific Life Funds

By:

Name: Howard T. Hirakawa

Title:	Vice President

INVESTMENT ADVISORY AGREEMENT
      AGREEMENT made this 13th day of June, 2001 between Pacific Funds (the “Fund”), a Delaware business trust, and Pacific Life Insurance Company (the “Manager”), a California corporation (the “Agreement”).
      WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
      WHEREAS, the Fund is authorized to issue shares of beneficial interest in separate series representing interests in a separate portfolio of securities and other assets;
WHEREAS, the Fund may offer shares of additional series in the future;
      WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of investment advisory and management services for the Fund; and
      WHEREAS, the Manager is willing to render such services to the Fund.
      NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment. The Fund hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide investment advisory and management services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as “Series”). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. Notwithstanding any other provision herein, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all investments made pursuant to this Agreement and reserve the right to direct, approve or disapprove any action hereunder taken on its behalf by the Manager.

In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render investment advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

2. Services of the Manager. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Fund, the Manager shall provide the following investment advisory and management services with respect to the Series, subject to compensation from the Fund pursuant to Section 9(a) and (b) below:

(a) General investment advice and guidance with respect to the Series and oversight of the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, which management may be provided by others selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 3 of this Agreement; provided, however, that general regulatory compliance monitoring services, including with respect to compliance with all applicable federal, state or foreign law or regulation and with the Series’ investment objectives and policies as stated in the Fund’s current registration statement (“Registration Statement”), and administrative services shall be provided to or procured for the Fund by the Manager pursuant to the Administration and Shareholder Services Agreement between the Fund and the Manager;

(b) In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Fund’s Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager (subject to Section 9(b) of this Agreement), engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Fund’s current registration statement and consistent with the provisions of this Agreement (any such firms approved by the Board of Trustees and engaged by the Fund and/or the Manager are referred to herein as “Sub-Advisers”); provided, however, that general regulatory compliance monitoring services, including with respect to compliance with all applicable federal, state or foreign law or regulation and with the Series’ investment objectives and policies as stated in the Registration Statement, and administrative services shall be provided to or procured for the Fund by the Manager pursuant to the Administration and Shareholder Services Agreement between the Fund and the Manager;

(c) Periodically monitor and evaluate the performance of the Sub-Advisers under their respective portfolio management agreements (“Sub-Adviser Agreements”) with respect to the investment objectives and policies of the Series and render to the Board of Trustees of the Fund such periodic and special reports as the Board may reasonably request in connection with such monitoring and evaluation;

(d) If appropriate, analyze and recommend for consideration by the Fund’s Board of Trustees termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series; and

(e) Make available its officers and employees to the Board of Trustees and officers of the Fund for consultation and discussions regarding the investment management of the Series provided to the Fund under this Agreement.

3. Investment Management Authority. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund’s Board of Trustees, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Registration Statement. Furthermore:

(a) The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

(b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Fund’s Board of Trustees, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities of the Series, to the extent such services are not proved by an administrator or sub-administrator or by a Sub-Adviser, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian.

(e) The Manager will assist the custodian or portfolio accounting agent, administrator or sub-administrator for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund and any applicable procedures adopted by the Fund’s Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent or administrator seeks assistance or review from the Manager.

(f) The Manager will make available to the Fund, promptly upon request, any of the Series’ or the Managers’ investment records and ledgers as are necessary to assist the Fund in complying with requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Manager will regularly report to the Fund’s Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to the Series such periodic and special reports related to the investment program as the Trustees may reasonably request.

(h) In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including, but not limited to, the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or other applicable law, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and Section l7(e) of the 1940 Act and Rule l7e-l thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”), to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefore.

4. Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

5. Exclusivity. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

6. Documents. The Fund has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

(a) certified resolution of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this Agreement;

(b) the Registration Statement and any amendments thereto; and

(c) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement.

7. Records. The Fund agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Fund with respect to the Series by the 1940 Act. The Manager further agrees that all records of the Series are the property of the Fund and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

8. Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement or as are otherwise provided for in an agreement between the Manager and the Fund, and such expenses as are assumed by a Sub-Adviser under its Sub-Adviser Agreement. The Manager further agrees, except as provided below, to pay all fees payable to the Sub-Advisers, and all executive salaries, fees and expenses of the Trustees of the Fund who are officers, employees, trustees, or directors of the Manager or its affiliates. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for the Fund; expenses of maintaining the Fund’s legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Series’ net asset value; taxes, if any, and the preparation of the Fund’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of overseeing and administering the Fund’s regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders (except to the extent the Manager or a third party bears a portion or all of such expenses); expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees, officers and employees of the Fund who are not officers, employees, trustees or directors of the Manager or any Sub-Adviser, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services as determined pursuant to a reasonable methodology.

Notwithstanding anything to the contrary herein, the Fund shall compensate the Manager at cost for services of certain employees of the Manager as set forth in Section 9(b) of this Agreement.

9. Compensation. (a) For the services provided by the Manager to each Series pursuant to this Agreement, the Fund will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect.

(b) In addition to the asset-based compensation set forth in Section 9(a) of this Agreement, the Fund shall compensate the Manager at cost based on an internal billing rate determined by the Manager and calculated pursuant to a reasonable methodology for the time of legal, accounting, and compliance personnel of the Manager, including individuals who may be officers or Trustees of the Fund (“Personnel”), spent in connection with overseeing, monitoring, or coordinating the Fund’s investment management program (a “Covered Activity”) (e.g., assisting in transitioning to a new Sub-Adviser, including, but not limited to, conducting appropriate due diligence, negotiating investment advisory agreements, and review, oversight and coordination of portfolio restructuring).

10. Liability of the Manager. The Manager shall give the Fund the benefit of the Manager’s reasonable best efforts and diligence in rendering services under this Agreement. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, trustees, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, trustees, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, trustees, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. No trustee, officer or employee of the Fund shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Sub-Adviser, other than to the Fund or its shareholders, in connection with Fund property or the affairs of the Fund, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Fund property for satisfaction of claims of any nature against a trustee, officer or employee of the Fund arising in connection with the affairs of the Fund. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund, or against any of the Trustees, officers or shareholders of the Fund individually.

11. Continuation and Termination. This Agreement shall become effective on the date first written above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series (which may consist of the Manager in its capacity as sole shareholder of each Series), shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect through December 31, 2002, and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its “assignment” as described in the 1940 Act.

12. Use of Names. It is understood that the names “Pacific Life Insurance Company,” “Pacific Life,” and “Pacific Funds” or any derivative thereof or logo associated with those names is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Certificate of Trust to change its name (if such name is included therein).

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

14. Applicable Law.

(a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder.

(b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC FUNDS

By:

Glenn S. Schafer

Title:	President

PACIFIC LIFE INSURANCE COMPANY

By:

Glenn S. Schafer

Title:	President

By:

Audrey L. Milfs

Title:	Vice President & Secretary

APPENDIX B
FUND FEES AND EXPENSES UNDER
THE CURRENT AND AMENDED AGREEMENTS
(as an annual percentage of average daily net assets)
      The following tables show (i) the fees and expenses (unaudited) of each share class of each Portfolio Optimization Fund for the fiscal year ended March 31, 2007 and (ii) the pro forma fees and expenses of each share class of each Portfolio Optimization Fund assuming the implementation of a new advisory fee of 0.20% under the Amended Agreement and decrease in the advisory fee of the Underlying Funds by 0.20%, a decrease in the administration fee by 0.05%, an extension of the contractual expense caps through June 30, 2009 for the Funds and a decrease in the advisory fee by an additional 0.20% for the PL Small-Cap Growth Fund had it been in effect for the fiscal year ended March 31, 2007.
FEES AND EXPENSES UNDER THE CURRENT AGREEMENT

							Acquired
							Funds
							Fees &
Portfolio			12b-1 Fees[1,2]				Expenses					Less: Reduction/				Net Total Annual Fund
Optimization	Advisory	Service	(Distribution &			Other	(Underlying	Gross Total Annual Fund				Reimbursement by Adviser/				Operating Expenses
Fund	Fees	Fees[1,2]	Service)			Expenses[3]	Funds)[4,5]	Operating Expenses[4,5]				Administrator/Distributor[2,6]				(Direct & Indirect)[1,2,4,5,6]

Class		A	B	C	R			A	B	C	R	A	B	C	R	A	B	C	R

PL Conservative	0.00%	0.25%	1.00%	1.00%	0.50%	0.93%	1.19%	2.37%	3.12%	3.12%	2.62%	(1.18%)	(1.18%)	(1.18%)	(1.18%)	1.19%	1.94%	1.94%	1.44%

PL Moderate- Conservative	0.00%	0.25%	1.00%	1.00%	0.50%	0.75%	1.26%	2.26%	3.01%	3.01%	2.51%	(1.00%)	(1.00%)	(1.00%)	(1.00%)	1.26%	2.01%	2.01%	1.51%

PL Moderate	0.00%	0.25%	1.00%	1.00%	0.50%	0.63%	1.33%	2.21%	2.96%	2.96%	2.46%	(0.88%)	(0.88%)	(0.88%)	(0.88%)	1.33%	2.08%	2.08%	1.58%

PL Moderate- Aggressive	0.00%	0.25%	1.00%	1.00%	0.50%	0.62%	1.38%	2.25%	3.00%	3.00%	2.50%	(0.87%)	(0.87%)	(0.87%)	(0.87%)	1.38%	2.13%	2.13%	1.63%

PL Aggressive	0.00%	0.25%	1.00%	1.00%	0.50%	0.67%	1.43%	2.35%	3.10%	3.10%	2.60%	(0.92%)	(0.92%)	(0.92%)	(0.92%)	1.43%	2.18%	2.18%	1.68%

[1]	Each share class (other than Class A shares) of the funds is charged 12b-1 fees (distribution and service). Class A shares of each fund are charged a non 12b-1 service fee. Because 12b-1 and service fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing service fees.

[2]	Since the Portfolio Optimization Funds invest in Class A shares of the Acquired (Underlying) Funds, the applicable 12b-1 or service fee for the Portfolio Optimization Funds will be reduced by 0.25% for all share classes to avoid duplication of fees.

[3]	Other expenses include the fee paid to Pacific Life, the Trust’s administrator, for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non-recurring fees and expenses.

[4]	Since the Portfolio Optimization Funds invest in the Acquired (Underlying) Funds, in addition to their own net operating expenses, these funds also indirectly bear a portion of the net operating expenses of the applicable Acquired (Underlying) Funds, based on the actual average holdings, as presented under Acquired Funds Fees & Expenses (Underlying Funds) column. The Acquired (Underlying) Funds fees and expenses and the net total annual fund operating expense ratios reflect the current expense caps in place for the Portfolio Optimization Funds and the Acquired (Underlying) Funds. The expenses shown assume the expense caps had been in effect for the entire fiscal year.

[5]	The Acquired (Underlying) Fund fees and expenses have been adjusted to reflect the change in the distribution and service fee that went into effect on 1/1/07. Effective 1/1/07, the Class A distribution and service fee was reduced from 0.50% to a 0.25% service fee only. The expenses shown assume the reduced fee had been in effect for the entire fiscal year.

[6]	To help limit fund expenses, PLFA has contractually agreed to reduce its fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including: any advisory fees, 12b-1 fees (distribution and service); non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. To the extent that the expense cap for a fund is lower than the administrative services fee of 0.35%, Pacific Life, as administrator, shall waive or reduce its fee to the level of the expense cap. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the Acquired (Underlying) Funds through 6/30/08. Such reduction or reimbursement is subject to repayment to PLFA and/or Pacific Life, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the fund but not above the expense cap. There is no guarantee that PLFA and/or Pacific Life will continue to cap expenses after 6/30/08. If they do not, the Portfolio Optimization Funds would bear the sum of the (i) amounts presented in the Gross Total Annual Fund Operating Expenses column minus the amounts presented in the Acquired Funds Fees & Expenses (Underlying Funds) column and (ii) the total annual operating expenses attributable to the Acquired (Underlying) Funds in which their Portfolio Optimization Fund invests.

FEES AND EXPENSES UNDER THE AMENDED AGREEMENT

							Acquired
							Funds Fees
Portfolio			12b-1 Fees[1,2]				& Expenses					Less: Reduction/				Net Total Annual Fund
Optimization	Advisory	Service	(Distribution &			Other	(Underlying	Gross Total Annual Fund				Reimbursement by Adviser/				Operating Expenses
Fund	Fees	Fees[1,2]	Service)			Expenses[3]	Funds)[4,5]	Operating Expenses[5,6]				Administrator/Distributor[2,7]				(Direct & Indirect)[1,2,5,6,7]

Class		A	B	C	R			A	B	C	R	A	B	C	R	A	B	C	R

PL Conservative	0.20%	0.25%	1.00%	1.00%	0.50%	0.88%	0.99%	2.32%	3.07%	3.07%	2.57%	(1.13%)	(1.13%)	(1.13%)	(1.13%)	1.19%	1.94%	1.94%	1.44%

PL Moderate- Conservative	0.20%	0.25%	1.00%	1.00%	0.50%	0.70%	1.06%	2.21%	2.96%	2.96%	2.46%	(0.95%)	(0.95%)	(0.95%)	(0.95%)	1.26%	2.01%	2.01%	1.51%

PL Moderate	0.20%	0.25%	1.00%	1.00%	0.50%	0.58%	1.12%	2.15%	2.90%	2.90%	2.40%	(0.83%)	(0.83%)	(0.83%)	(0.83%)	1.32%	2.07%	2.07%	1.57%

PL Moderate-Aggressive	0.20%	0.25%	1.00%	1.00%	0.50%	0.57%	1.17%	2.19%	2.94%	2.94%	2.44%	(0.82%)	(0.82%)	(0.82%)	(0.82%)	1.37%	2.12%	2.12%	1.62%

PL Aggressive	0.20%	0.25%	1.00%	1.00%	0.50%	0.62%	1.22%	2.29%	3.04%	3.04%	2.54%	(0.87%)	(0.87%)	(0.87%)	(0.87%)	1.42%	2.17%	2.17%	1.67%

[1]	Each share class (other than Class A shares) of the funds is charged 12b-1 fees (distribution and service). Class A shares of each fund are charged a non 12b-1 service fee. Because 12b-1 and service fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Higher ongoing 12b-1 fees may be less advantageous than paying a front- end sales charge and lower ongoing service fees.

[2]	Since the Portfolio Optimization Funds invest in Class A shares of the Underlying Funds, the applicable 12b-1 or service fee for the Portfolio Optimization Funds will be reduced by 0.25% for all share classes via waiver by the Distributor to avoid duplication of fees. This amount waived is included, together with other waived and reimbursed amounts, in the Less: Reduction/Reimbursement by Adviser/Administrator/Distributor column.

[3]	Other expenses include the administration fee paid to Pacific Life, the Trust’s administrator, for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.30% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non- recurring fees and expenses. This column reflects the proposed permanent 0.05% reduction in the administration fee. Since the Administrator would permanently reduce its administration fee, the amount it waives would be reduced by the same amount. Accordingly, the Less: Reduction/Reimbursement by Adviser/Administrator/Distributor column reflects the corresponding reduction (0.05%) in the amount waived by the Administrator. This reduction is also reflected in the Gross Total Annual Fund Operating Expenses column (which column also reflects reductions in the advisory fees).

[4]	This column shows the fees and expenses for the Acquired (Underlying) Funds after reductions/reimbursements by the Adviser, Administrator and Distributor. The expenses shown assume the expense caps for the Acquired (Underlying) Funds had been in effect for the entire fiscal year.

[5]	The Acquired (Underlying) Funds fees and expenses have been adjusted to reflect the change in the distribution and service fee that went into effect on 1/1/07. Effective 1/1/07, the Class A distribution and service fee was reduced from 0.50% to a 0.25% service fee only. The expenses shown assume the reduced fee had been in effect for the entire fiscal year.

[6]	Since the Portfolio Optimization Funds invest in the Acquired (Underlying) Funds, in addition to their own net operating expenses, these funds also indirectly bear a portion of the net operating expenses of the applicable Acquired (Underlying) Funds, based on the actual average holdings, as presented under Acquired Funds Fees & Expenses (Underlying Funds) column.

[7]	To help limit fund expenses, PLFA will contractually agreed to reduce its fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including: any advisory fees, 12b-1 fees (distribution and service); non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds (which applies only to direct fees and expenses of the Portfolio Optimization Funds and not to the indirect fees and expenses of the Acquired (Underlying) Funds). The expenses shown assume the expense caps for the Portfolio Optimization Funds had been in effect for the entire fiscal year. The expense cap for the Underlying Funds is 0.30%. Both expense caps terminate 6/30/09. Any reduction or reimbursement to the Underlying Funds is subject to repayment to PLFA, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA will have the effect of increasing such expenses of the fund but not above the expense cap. There is no guarantee that PLFA will continue to cap expenses after 6/30/09. If it does not, the Portfolio Optimization Funds would bear the sum of the (i) amounts presented in the Gross Total Annual Fund Operating Expenses column minus the amounts presented in the Acquired Funds Fees & Expenses (Underlying Funds) column and (ii) the total annual operating expenses attributable to the Acquired (Underlying) Funds in which their Portfolio Optimization Fund invests.

     The examples that follow are intended to help you compare the cost of investing in Class A, Class B, Class C, and Class R shares of each fund — under the Current Agreement and the Amended Agreement — to the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has an average annual return of 5%, and that the Portfolio Optimization Funds’ annual operating expenses remain the same. The examples reflect the contractual expense caps in place for the Portfolio Optimization Funds and the Acquired (Underlying) Funds. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses may vary.
EXAMPLES OF EXPENSES UNDER THE CURRENT AGREEMENT

	Your expenses (in dollars) if you SELL your shares at the end of each period
Portfolio
Optimization
Fund	1 Year				3 Years				5 Years				10 Years

Class	A	B	C	R	A	B	C	R	A	B	C	R	A	B	C	R

PL Conservative	665	697	297	147	1,142	1,252	852	702	1,645	1,732	1,532	1,285	3,022	3,172	3,348	2,866
PL Moderate- Conservative	671	704	304	154	1,127	1,236	836	686	1,607	1,694	1,494	1,246	2,929	3,080	3,257	2,771
PL Moderate	678	711	311	161	1,123	1,233	833	683	1,594	1,680	1,480	1,231	2,889	3,040	3,218	2,730
PL Moderate- Aggressive	683	716	316	166	1,136	1,246	846	696	1,614	1,701	1,501	1,252	2,929	3,080	3,257	2,770
PL Aggressive	688	721	321	171	1,160	1,271	871	721	1,657	1,745	1,545	1,298	3,022	3,172	3,347	2,866

	Your expenses (in dollars) if you DON’T SELL your shares at the end of each period
Portfolio
Optimization
Fund	1 Year				3 Years				5 Years				10 Years

Class	A	B	C	R	A	B	C	R	A	B	C	R	A	B	C	R

PL Conservative	665	197	197	147	1,142	852	852	702	1,645	1,532	1,532	1,285	3,022	3,172	3,348	2,866
PL Moderate- Conservative	671	204	204	154	1,127	836	836	686	1,607	1,494	1,494	1,246	2,929	3,080	3,257	2,771
PL Moderate	678	211	211	161	1,123	833	833	683	1,594	1,480	1,480	1,231	2,889	3,040	3,218	2,730
PL Moderate- Aggressive	683	216	216	166	1,136	846	846	696	1,614	1,501	1,501	1,252	2,929	3,080	3,257	2,770
PL Aggressive	688	221	221	171	1,160	871	871	721	1,657	1,545	1,545	1,298	3,022	3,172	3,347	2,866

EXAMPLES OF EXPENSES UNDER THE AMENDED AGREEMENT

	Your expenses (in dollars) if you SELL your shares at the end of each period
Portfolio
Optimization
Fund	1 Year				3 Years				5 Years				10 Years

Class	A	B	C	R	A	B	C	R	A	B	C	R	A	B	C	R

PL Conservative	665	697	297	147	1,132	1,242	842	692	1,625	1,712	1,512	1,264	2,977	3,128	3,304	2,821
PL Moderate- Conservative	671	704	304	154	1,117	1,226	826	676	1,587	1,674	1,474	1,225	2,884	3,035	3,213	2,724
PL Moderate	677	710	310	160	1,110	1,220	820	669	1,569	1,655	1,455	1,205	2,834	2,986	3,164	2,673
PL Moderate- Aggressive	682	715	315	165	1,123	1,233	833	682	1,589	1,676	1,476	1,227	2,874	3,025	3,203	2,714
PL Aggressive	687	720	320	170	1,147	1,258	858	708	1,633	1,720	1,520	1,272	2,968	3,118	3,294	2,810

	Your expenses (in dollars) if you DON’T SELL your shares at the end of each period
Portfolio
Optimization
Fund	1 Year				3 Years				5 Years				10 Years

Class	A	B	C	R	A	B	C	R	A	B	C	R	A	B	C	R

PL Conservative	665	197	197	147	1,132	842	842	692	1,625	1,512	1,512	1,264	2,977	3,128	3,304	2,821
PL Moderate- Conservative	671	204	204	154	1,117	826	826	676	1,587	1,474	1,474	1,225	2,884	3,035	3,213	2,724
PL Moderate	677	210	210	160	1,110	820	820	669	1,569	1,455	1,455	1,205	2,834	2,986	3,164	2,673
PL Moderate- Aggressive	682	215	215	165	1,123	833	833	682	1,589	1,476	1,476	1,227	2,874	3,025	3,203	2,714
PL Aggressive	687	220	220	170	1,147	858	858	708	1,633	1,520	1,520	1,272	2,968	3,118	3,294	2,810

APPENDIX C
BENEFICIAL OWNERSHIP OF TRUST SHARES
      As of December 31, 2007, no Shareholders of record held more than 25% of each Portfolio Optimization Fund’s outstanding shares of beneficial interest.
      As of December 31, 2007, the Shareholders listed below held of record 5% or more of a class of a Portfolio Optimization Fund’s outstanding shares of beneficial interest. Each Shareholder’s address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.
PL Portfolio Optimization Conservative
5.19% of Class A shares held by David L. Newman and Tammy L. Newman.
31.48% of Class R shares held by Phillip Dannemiller (FBO Convoy Inc. 401(k) Salary Reduction Plan).
27.69% of Class R shares held by Alan Setzer (FBO Setzer’s 401(k) Plan).
16.98% of Class R shares held by Christopher Daoust DDS PSP 401(k) (FBO Wood Professionals Inc.).
13.93% of Class R shares held by Daryl James (FBO Wendell Ford Sales Company 401(k) Plan).
5.40% of Class R shares held by Jeffrey Thompson (FBO The Etched Metal Company Inc. 401(k) Plan).
PL Portfolio Optimization Moderate-Conservative
21.43% of Class R shares held by Reliance Trust Company (FBO University Physicians).
21.42% of Class R shares held by Charles Schwab Trust Co. Custodian For Peoples Bank Bullitt County 401(k).
16.97% of Class R shares held by Robert Malito Girard Machine Company, Inc. 401(k) Plan.
13.74% of Class R shares held by Kathryn M. Stewart (FBO Stewart & Associates Inc. 401(k) Plan.
9.17% of Class R shares held by Lewisburg Banking Company 401(k) Profit Sharing Plan.
7.82% of Class R shares held by Counsel Trust (FBO Tex-Link Communications Inc. 401(k) Plan).
5.48% of Class R shares held by Christopher Daoust DDS PSP 401(k) (FBO Wood Professionals Inc.).
PL Portfolio Optimization Moderate
21.80% of Class R shares held by Counsel Trust DBA: MATC (FBO Polytech Inc. 401(k) Plan).
12.95% of Class R shares held by Reliance Trust Company (FBO University Physicians).
9.65% of Class R shares held by Christopher Daoust DDS PSP 401(k) (FBO Wood Professionals Inc.).
7.03% of Class R shares held by Frontier Trust Company Southeast Tissue Alliance 403(B) Plan.
6.82% of Class R shares held by Charles Schwab Trust Co. Custodian for Peoples Bank-Bullitt County 401k.
6.38% of Class R shares held by Russell Blatt (FBO Blatt’s Trucking Inc. 401(k) Plan).
5.56% of Class R shares held by Counsel Trust (FBO PMI Multiple Employer 401(k) Plan).
PL Portfolio Optimization Moderate-Aggressive
26.01% of Class R shares held by Reliance Trust Company University Physicians.
20.53% of Class R shares held by Charles Schwab Trust Co. Custodian For Peoples Bank-Bullitt County 401k.
19.16% of Class R shares held by Karen Morton (FBO D. Scott Morton 401(k) Profit Sharing Plan & Trust).
5.15% of Class R shares held by Counsel Trust DBA: MATC (FBO Software Earnings, Inc. Profit Sharing Plan).
PL Portfolio Optimization Aggressive
21.83% of Class R shares held by Wilmington Trust Company TTEE (FBO Printron 401(k) Profit Sharing Plan & Trust.
17.16% of Class R shares held by Christopher Daoust DDS PSP 401(k) (FBO Wood Professionals Inc.).
13.67% of Class R shares held by Phillip Dannemiller (FBO Convoy Inc. 401(k) Salary Reduction Plan).
12.72% of Class R shares held by Andrew Polivka (FBO Polivka International Co. Inc. 401(k) Plan).
5.72% of Class R shares held by Counsel Trust DBA MATC (FBO Software Earnings, Inc. Profit Sharing Plan).

C-1

APPENDIX D
      References to “PL” mean Pacific Life Insurance Company; “PL&A” means Pacific Life and Annuity Company; “PLFA” means Pacific Life Fund Advisors LLC; “PMHC” means Pacific Mutual Holding Company; and “PLC” means Pacific LifeCorp.”
Trustees and Officers Who are Interested Persons of the Trust

			Number of
			Portfolios in
	Position(s) with the Trust and	Principal Occupation(s)	Fund Complex
Name and Age	Length of Time Served	during the Past Five Years	Overseen[1]

James T. Morris Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/05 to 1/07; Executive Vice President 6/05 to 11/05)	Director, President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of PMHC and PLC; Director, President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of PL; President and Chief Executive Officer (5/07 to present) of PLFA; Director (4/06 to present), President & Chief Executive Officer (4/07 to present); Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of PL&A; and similar positions with other subsidiaries and affiliates of PL; and Chief Executive Officer, Chairman of the Board and Trustee (1/07 to present), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	54

			Number of
			Portfolios in
	Position(s) with the Trust and	Principal Occupation(s)	Fund Complex
Name and Age	Length of Time Served	during the Past Five Years	Overseen[1]

Mary Ann Brown Year of birth 1951	President since 1/11/07 (Executive Vice President 6/06 to 1/07)	Senior Vice President (5/06 to present) of PLC; Senior Vice President (3/05 to present) of PL; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of PLFA; Current and Prior Board Member and Vice Chairman (8/01 to present) National Association of Variable Annuities (NAVA); Chairman (7/04 to 10/05) of NAVA; Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd.; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd.; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	54

			Number of
			Portfolios in
	Position(s) with the Trust and	Principal Occupation(s)	Fund Complex
Name and Age	Length of Time Served	during the Past Five Years	Overseen[1]

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Adviser General Counsel and Assistant Secretary (5/07 to present) of PLFA; Vice President and Investment Counsel (4/04 to present) of PL and PL&A; Assistant Vice President (11/93 to 4/04) and Investment Counsel of PL; Assistant Vice President (8/99 to 4/04) and Investment Counsel of PL&A; Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	54

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of PMHC and PLC; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of PL; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of PLFA; and similar positions with other subsidiaries and affiliates of PL; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	54

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of PMHC and PLC; Vice President (2/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of PL; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of PL&A; Vice President and Chief Compliance Officer (5/07 to present) of PLFA; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	54

			Number of
			Portfolios in
	Position(s) with the Trust and	Principal Occupation(s)	Fund Complex
Name and Age	Length of Time Served	during the Past Five Years	Overseen[1]

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of PL; Assistant Vice President (5/07 to present) of PLFA; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	54

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of PLFA; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) of PL; and Vice President (6/06 to present) of Pacific Select Fund.	54

Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary since 4/04/05 (Assistant Vice President 6/13/01 to 4/03/05)	Assistant Vice President and Assistant Secretary (5/07 to present) of PLFA; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of PL; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	54

Carleton J. Muench Year of Birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of PLFA; Assistant Vice President (10/06 to present) of PL; Director of Research (5/05 to 9/06), and Senior Investment Analyst (10/03 to 4/05), Mason Investment Advisory Services Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01), Performance Analyst (10/98 to 12/99), of Manulife Financial; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	54

			Number of
			Portfolios in
	Position(s) with the Trust and	Principal Occupation(s)	Fund Complex
Name and Age	Length of Time Served	during the Past Five Years	Overseen[1]

Audrey L. Milfs Year of birth 1945	Secretary since 6/12/01	Vice President and Secretary (8/97 to present) of PMHC and PLC; Director (8/97 to present), Vice President (4/91 to present) and Secretary (7/83 to present) of PL, Vice President and Secretary (5/07 to present) of PLFA; and similar positions with other subsidiaries of PL; and Secretary (7/87 to present) of Pacific Select Fund.	54

[1]	As of December 31, 2007, the Fund Complex consisted of the Pacific Select Fund (32 portfolios) and Pacific Life Funds (22 funds).

APPENDIX E
DISTRIBUTION AND/OR SERVICE FEES
(for the fiscal year ended March 31, 2007)

Fund	Class A1	Class B	Class C	Class R

PL Portfolio Optimization Conservative
The following amounts were paid by the funds for:
(i) allocation of administrative and overhead expenses	$377	—	—	—
(ii) printing and mailing of sales material to prospective shareholders	226	—	9,358	35
(iii) compensation to broker-dealers	943	12,957	60,657	—
(iv) printing and mailing of prospectuses to other than current shareholders	48	—	2,524	95
PL Portfolio Optimization Moderate-Conservative
The following amounts were paid by the funds for:
(i) allocation of administrative and overhead expenses	$697	—	—	—
(ii) printing and mailing of sales material to prospective shareholders	418	—	20,155	243
(iii) compensation to broker-dealers	1,740	59,518	130,648	—
(iv) printing and mailing of prospectuses to other than current shareholders	89	—	5,437	656
PL Portfolio Optimization Moderate
The following amounts were paid by the funds for:
(i) allocation of administrative and overhead expenses	$412	—	—	—
(ii) printing and mailing of sales material to prospective shareholders	247	—	79,896	312
(iii) compensation to broker-dealers	1,027	208,646	517,902	—
(iv) printing and mailing of prospectuses to other than current shareholders	53	—	21,553	844
PL Portfolio Optimization Moderate-Aggressive
The following amounts were paid by the funds for:
(i) allocation of administrative and overhead expenses	$—	—	—	—
(ii) printing and mailing of sales material to prospective shareholders	—	—	82,067	151
(iii) compensation to broker-dealers	—	258,177	531,974	—
(iv) printing and mailing of prospectuses to other than current shareholders	—	—	22,139	408
PL Portfolio Optimization Aggressive
The following amounts were paid by the funds for:
(i) allocation of administrative and overhead expenses	$—	—	—	—
(ii) printing and mailing of sales material to prospective shareholders	—	—	29,624	48
(iii) compensation to broker-dealers	—	100,091	192,027	—
(iv) printing and mailing of prospectuses to other than current shareholders	—	—	7,992	131

[1]	Since all share classes of the Portfolio Optimization Funds invest in Class A shares of the Underlying Funds, the applicable 12b-1 distribution and/or service fee for the Portfolio Optimization Funds was reduced to avoid duplication of fees. A pro rata portion of the distribution and servicing fee revenues from the Underlying Funds was used to compensate PSD for its distribution and servicing expenses associated with the Portfolio Optimization Funds.

E-1

VOTING INSTRUCTIONS
PACIFIC LIFE FUNDS
SPECIAL MEETING OF SHAREHOLDERS — MARCH 25, 2008
The undersigned owner(s) (or beneficial owner(s) of a Pacific Life Funds 529 Plan — Montana account) (each a “Shareholder”) of shares of one or more of the Portfolio Optimization Funds of Pacific Life Funds (the “Trust”), hereby instructs Pacific Life Fund Advisors LLC (“PLFA”), on its behalf, to vote his or her shares of the Trust at the special meeting of Shareholders (the “Meeting”) of the Trust scheduled to be held at 9:00 a.m. Pacific time, on March 25, 2008, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated below with respect to the matters referred to in the proxy statement for the Meeting, and in the discretion of PLFA upon such other matters as may properly come before the Meeting or any adjournment thereof. If no specification is made, the shares represented by this proxy will be voted for the proposal. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends a vote FOR the proposal.

For questions regarding this proxy ballot, please call 1-866-406-2290 Monday through Friday 9:30 a.m. to 10:00 p.m. Eastern Time.
Control Number: 123456789123

Please FOLD here to return this ballot in the enclosed postage-paid envelope.

Applicable Fund Name Here XXXXXXXXXXXXXXX
Applicable Fund Name Here XXXXXXXXXXXXXXX
Applicable Fund Name Here XXXXXXXXXXXXXXX
Applicable Fund Name Here XXXXXXXXXXXXXXX
Applicable Fund Name Here XXXXXXXXXXXXXXX
If voting by mail, please date and sign. All designated shareholders shown must sign hereon. If signing as an attorney, executor, trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Signature of Shareholder

Signature of Shareholder (other) (if held jointly)

                                                            , 2008
Date

VOTING OPTIONS
Read your Proxy Statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxyonline.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-458-9840 Follow the recorded Instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Voting Instruction and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting at 700 Newport Center Drive Newport Beach, CA on MARCH 25, 2008

If you vote on the Internet or by telephone, you need not return this voting instruction.
If you vote in person, bring this voting instruction with you.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 8:00 A.M. EASTERN TIME ON MARCH 25, 2008
Voting Instructions completed by mail must be sent to the address shown on the postage paid envelope provided and must be received by 8:00 a.m. Eastern time, on March 25, 2008. If votes are not marked, this Voting Instruction will be voted FOR the Proposal. For account owners of the Pacific Life Funds 529 Plan — Montana (the “Plan”), if this voting instruction is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast on behalf of the Plan in the same proportion as shares held by the Plan for which instructions have been received.
The Board of Trustees recommends a vote FOR the proposal.
     PLEASE MARK THE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.     Example: ■

Please FOLD here to return this ballot in the enclosed postage-paid envelope.
PROPOSAL:
To amend the fee schedule to the Investment Advisory Agreement relating to the Portfolio Optimization Funds to implement an annual advisory fee of 0.20% of average daily net assets of each Portfolio Optimization Fund, which, upon implementation of the new advisory fee will be accompanied by: (i) an equivalent decrease in the annual advisory fee paid by each of the underlying Pacific Life Funds of the Trust in which the Portfolio Optimization Funds currently invest; (ii) a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily net assets of each of the Portfolio Optimization Funds and each of the underlying Pacific Life Funds; (iii) an extension of contractual expense caps through June 30, 2009 for the Portfolio Optimization Funds and underlying Pacific Life Funds; and (iv) an additional 0.20% decrease in the annual advisory fee that is applied to the average daily net assets for the PL Small-Cap Growth Fund.

(Only those funds in which the shareholder is invested will be listed below)			FOR	AGAINST	ABSTAIN

PL Portfolio Optimization Conservative	BARCODE HERE	TAGID#HERE	☐	☐	☐
PL Portfolio Optimization Moderate-Conservative	BARCODE HERE	TAGID#HERE	☐	☐	☐
PL Portfolio Optimization Moderate	BARCODE HERE	TAGID#HERE	☐	☐	☐
PL Portfolio Optimization Moderate-Aggressive	BARCODE HERE	TAGID#HERE	☐	☐	☐
PL Portfolio Optimization Aggressive	BARCODE HERE	TAGID#HERE	☐	☐	☐
To transact other business as may properly come before the shareholder meeting or any adjournment thereof.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE TODAY.